SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549



                                FORM 8-K

                             CURRENT REPORT

   Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  July 7, 2000

                      BUTLER NATIONAL CORPORATION
         (Exact name of registrant as specified in its charter)


Delaware                         0-1678                            41-034293
(State of Incorporation) (Commission File Number)           (I.R.S. Employer

       (State of  Incorporation)(Commission (I.R.S. Employer
					                            File Number)	Identification Number)


             19920 West 161st Street, Olathe, Kansas 66062

                              (913) 780-9595
                       Registrant's telephone number



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ITEM 	4.	CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT


	(b)	On July 7, 2000, the Board of Directors of the Registrant (the
"Board"), acting upon the recommendation of the Audit Committee of the Board, engaged Weaver & Martin, LLC as the Registrant's independent accountants for the fiscal year ended April 30, 2000 to audit the Registrant's financial statements. During the Registrant's two most recent fiscal years, and the subsequent interim period prior to engaging Weaver & Martin, LLC, neither the Registrant nor anyone on its behalf consulted Weaver & Martin, LLC regarding (i) either: (a) the application of accounting principles to a specified transaction, either completed or proposed; or (b) the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304
(a) (1) (iv) of Regulation S-K) or a reportable event (as described in paragraph 304 (a) (1) (v) of Regulation S-K).

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                                SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       BUTLER NATIONAL CORPORATION



July 7, 2000                           /S/Clark D. Stewart
   (Date)                              Clark D. Stewart
                                       President and CEO





July 7, 2000                           /S/Robert E. Leisure
   (Date)                              Robert E. Leisure
                                       Chief Financial Officer